UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2008

McCORMICK & COMPANY, INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

                Change in Certifying Accountant Applies Only to Certain of Registrant’s Benefit Plans:  On April 2, 2008, the Audit Committee of the Board of Directors of the Registrant approved the appointment of SB & Company, LLC and dismissed Ernst & Young LLP as the auditor of the following benefit plans of Registrant and certain of Registrant’s subsidiary companies: (i) the McCormick 401(k) Retirement Plan, (ii) the Zatarain’s Partnership L.P. 401(k) Savings Plan, and (iii) the Mojave Foods Corporation 401(k) Retirement Plan.  SB & Company, LLC will audit the aforementioned plans (the “Plans”) for the Registrant’s fiscal years ending November 30, 2007, November 30, 2008, and November 30, 2009.

No Dissatisfaction with Services: The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Ernst & Young LLP.

No Adverse Opinion or Disagreement: The reports of Ernst & Young LLP on the Plans’ financial statements for the two most recent fiscal years ended prior to the fiscal year ended November 30, 2007, did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.  As well, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure with respect to the Plans during the two most recent fiscal years ended prior to the fiscal year ended November 30, 2007, or at any time thereafter.

No Prior Consultation with New Accountant: During the two most recent fiscal years ended prior to the fiscal year ended November 30, 2007, and prior to the appointment by the Audit Committee of the Board of Directors of SB & Company, LLC as auditor of the Plans, neither the Plans nor anyone acting on behalf of the Plans consulted SB & Company, LLC about  the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Plans’ financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event” (as described in Regulation SK, Item 304(a)(1) (iv) and (v), respectively). Consequently, no written report or oral advice was provided to the Plans by SB & Company, LLC which that firm concluded was an important factor considered by the Plans in reaching a decision as to an accounting, auditing or financial reporting issue.

The Plans requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating that Ernst & Young LLP agrees with the above statements. A copy of Ernst & Young’s letter, dated April 8, 2008, is filed as Exhibit 16 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is herewith furnished as an exhibit to this report:

Exhibit Number	Description of Exhibit
16	Letter of Ernst & Young LLP — dated April 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED
(Registrant)

Date: April 8, 2008	/s/ Kenneth A. Kelly, Jr.
Kenneth A. Kelly, Jr.
Vice President & Controller

Exhibit Index

Exhibit Number	Description of Exhibit
16	Letter of Ernst & Young LLP — dated April 8, 2008